                                                                    EXHIBIT 10.3


                      AMENDED AND RESTATED VOTING AGREEMENT

         AMENDED AND RESTATED VOTING AGREEMENT, dated as of May 16, 2002 (this "Agreement"), by and among Datek Online Holdings Corp., a Delaware corporation ("Datek"), and the stockholders of Ameritrade Holding Corporation, a Delaware corporation ("Ameritrade") set forth in Annex A (each a "Stockholder" and, collectively, the "Stockholders"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Merger Agreement (as defined below).

         WHEREAS, the parties hereto entered into a Voting Agreement, dated as of April 6, 2002 (the "Original Agreement");

         WHEREAS, the Board of Directors of Datek and the Board of Directors of Ameritrade have approved that certain Amended and Restated Agreement and Plan of Merger, dated as of even date herewith (the "Merger Agreement"), providing for, among other things, the merger of Ameritrade and Datek with separate wholly-owned subsidiaries of Arrow Stock Holding Corporation, a newly formed holding company and a Delaware corporation ("Holdco");

         WHEREAS, the Stockholders are the record and beneficial owners of shares of Ameritrade Class A common stock, par value $.01 per share ("Class A Shares"), and shares of Ameritrade Class B common stock, par value $.01 per share ("Class B Shares"), in the amounts and of the types set forth opposite the Stockholder's name on Annex A (the "Subject Shares");

         WHEREAS, as a condition to Datek's entering into the Merger Agreement, Datek has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

         NOW, THEREFORE, to induce Datek to enter into the Merger Agreement and in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Grant of Irrevocable Proxy; Registration Rights. (a) Until this Agreement is terminated, each Stockholder (i) hereby irrevocably agrees to vote, and/or act by written consent with respect to, the Subject Shares, if any, owned by such Stockholder at any annual, special or other meeting of the holders of shares of Ameritrade capital stock and at any adjournment or postponement thereof or pursuant to any written consent in lieu of a meeting, to the fullest extent that the Subject Shares are entitled to be voted, in favor of the adoption of the Merger Agreement, approval of the Mergers and any other transactions contemplated by the Merger Agreement and (ii) in furtherance of the foregoing, hereby irrevocably appoints Datek, its officers, agents and nominees, with full power of substitution, as proxy for and attorney in fact of the Stockholder to act with respect to and vote the Subject Shares, if any, owned by the Stockholder for and in the name, place and stead of the Stockholder at any annual, special or other meeting of the holders of shares of Ameritrade capital stock and at any adjournment or postponement thereof or pursuant to any written consent in lieu of a meeting, to the fullest extent that the Subject Shares are entitled to be voted, in favor of the adoption of the Merger Agreement, and approval of the Mergers and any other transactions contemplated by the Merger Agreement; provided, that Datek or its officers and nominees may exercise this irrevocable proxy only if such Stockholder fails to comply with the terms of this Section 1(a)(i). In all other matters, the Subject Shares shall be voted by and in the manner determined by the Stockholder upon written notice to Datek (subject to the terms of the Stockholders Agreement). Each Stockholder hereby represents that he has not heretofore granted any irrevocable proxy with respect to the Subject Shares and hereby revokes any and all proxies which may heretofore have been granted with respect to the Subject Shares.

               (b) Each Stockholder understands and acknowledges that Datek is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1 is given in connection with and as an inducement for the execution by Datek of the Merger Agreement and to secure the performance of the duties of the Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked. Each Stockholder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof in accordance with the provisions hereof. This proxy is executed and intended to be irrevocable in accordance with the provisions of the Delaware General Corporation Law.

               (c) The Stockholders hereby approve the Summary of Terms of Registration Rights Agreement in the form attached as Exhibit A hereto (the "Registration Rights Term Sheet"), and agree to enter into a definitive registration rights agreement with Holdco and certain other parties on the terms and conditions set forth in the Registration Rights Term Sheet on or prior to the Closing.

         2. Additional Covenants of the Stockholders. Each Stockholder hereby covenants and agrees with Datek that, until this Agreement terminates:

               (a) Except for pledges in existence as of the date hereof, and except as contemplated by the terms of this Agreement and the Stockholders Agreement, such Stockholder shall not, and shall cause its controlled Affiliates not to, (i) directly or indirectly sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer"), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any or all of the Subject Shares; provided, however, that, with the consent of Datek (which consent shall not be unreasonably withheld), such Stockholder may pledge or encumber any Subject Shares so long as such pledge or encumbrance would not impair such Stockholder's ability to perform its obligations under this Agreement; or (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting its ability to perform its obligations under this Agreement.

               (b) In the event of a stock dividend or distribution, or any change in the capital stock of Ameritrade by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like (excluding the Merger), the term "Subject Shares" shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the


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




Subject Shares may be changed or exchanged or which are received in such transaction.

               (c) Such Stockholder agrees that it shall not, and it shall cause its controlled Affiliates not to, directly or indirectly, acquire additional Securities (as defined in Section 3(a)), except for (i) purchases of Securities from employees or former employees of Ameritrade, (ii) acquisitions of securities from trusts established prior to the date hereof for the benefit of such Stockholder's family or (iii) acquisitions made in the ordinary course pursuant to employee benefit plans.

               (d) In his, her or its capacity as a stockholder of Ameritrade, such Stockholder shall not, nor shall such Stockholder permit any controlled Affiliate of such Stockholder to, nor shall such Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to make, or in any manner participate in, directly or indirectly, a "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any Securities in connection with any vote or other action on any matter, other than to recommend that stockholders of Ameritrade vote in favor of adoption of the Merger Agreement and approval of the Mergers and otherwise as expressly provided by this Agreement.

               (e) Such Stockholder shall not, nor shall such Stockholder permit any controlled Affiliate of such Stockholder to, nor shall such Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to, deposit any Securities in a voting trust or subject any Securities to any arrangement or agreement with any Person with respect to the voting of such Securities, except as expressly provided by this Agreement or the Stockholders Agreement.

         3. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Datek that:

               (a) (i) The Subject Shares listed on Annex A opposite the Stockholder's name are the only shares of Ameritrade capital stock, securities convertible into Ameritrade capital stock, or other rights in respect of Ameritrade capital stock (collectively, "Securities") owned of record or beneficially by the Stockholder; (ii) except as set forth on Annex A, such Subject Shares are owned by the Stockholder, free and clear of all liens, claims, charges and encumbrances of any kind whatsoever except for liens, claims or charges arising from margin or other loans from a bank or brokerage firm and except as contemplated by this Agreement, and none of such Subject Shares is subject to any voting trust or other agreement or arrangement (except as created by this Agreement) with respect to the voting of such Subject Shares; and (iii) the Stockholder does not presently own any options to purchase or rights to subscribe for or otherwise acquire any other Securities except as set forth in Annex A and except for acquisitions of securities from trusts established prior to the date hereof for the benefit of such Stockholder's family.

               (b) The Stockholder has full right, power and authority to execute and deliver this Agreement and to perform all of such Stockholders' obligations hereunder, and such execution, delivery and performance have been duly authorized by all requisite action of the Stockholder and no other legal proceedings are necessary therefor.

               (c) This Agreement has been duly and validly executed and delivered by the Stockholder and represents a valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

               (d) Except as noted on Annex A, the execution, delivery and performance of this Agreement by the Stockholder will not constitute a violation of, conflict with or result in a default under (i) any contract, understanding or arrangement to which the Stockholder is a party or by which the Stockholder is bound or require the consent of any other person or any party pursuant thereto, (ii) any judgment, decree or order applicable to the Stockholder, or
(iii) any applicable law, statute, rule or regulation.

         4. Representations, Warranties and Covenants of Datek. Datek hereby represents and warrants to the Stockholders that (i) Datek has full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) such execution, delivery and performance have been duly authorized by all requisite corporate action by Datek, and no other corporate proceedings are necessary therefor, (iii) this Agreement has been duly and validly executed and delivered by Datek and represents a valid and legally binding obligation of Datek, enforceable against Datek in accordance with its terms, and (iv) the execution, delivery and performance of this Agreement by Datek will not constitute a violation of, conflict with or result in a default under (A) any contract, understanding or arrangement to which Datek is a party or by which it is bound or require the consent of any other person or any party pursuant thereto, (B) any judgment, decree or order applicable to Datek, or (C) any applicable law, statute, rule or regulation.

         5. Termination. This Agreement, other than the obligations set forth in Section 7, shall terminate at the earlier of the Effective Time or immediately upon termination of the Merger Agreement pursuant to its terms.

         6. Severability. Any term, provision, covenant or restriction contained in this Agreement held by a court or other Governmental Body of competent jurisdiction to be invalid, void or unenforceable shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

         7. Expenses. Each of the parties hereto shall pay all costs and expenses incurred by such person or on such person's behalf in connection with the transactions contemplated hereunder, including fees and expenses of such person's own financial consultants, investment bankers, accountants and counsel, except as otherwise provided herein or in the Merger Agreement.

         8. Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, agreements or representations by or between the parties, written and oral, with respect to the subject matter


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

hereof and thereof.

         9. Successors; No Third Party Beneficiaries. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (i)   if to Datek, to:

                        Datek Online Holdings Corp.
                        70 Hudson Street
                        Jersey City, NJ  07302
                        Fax:             (201) 761-8044
                        Attention:       Stuart Sindell

               with a copy to:

                        Fried, Frank, Harris, Shriver & Jacobson
                        One New York Plaza
                        New York, New York  10004
                        Fax:             (212) 859-4000
                        Telephone:       (212) 859-8000
                        Attention:       F. William Reindel

               (ii)  if to a Stockholder:

                        to the address set forth opposite such Stockholder's
                name on Annex A.


                        with copies to:

                        Ameritrade Holding Corporation
                        4211 South 102nd Street
                        Omaha, Nebraska  68127
                        Facsimile:  (402) 597-7789
                        Attention:  John R. MacDonald

                        and

                        Mayer, Brown, Rowe & Maw
                        190 South LaSalle Street




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




                        Chicago, Illinois  60603
                        Telephone:  (312) 701-7215
                        Facsimile:  (312) 706-8195
                        Attention:  Carol S. Rivers


         11. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         12. Specific Performance. The parties hereto agree that if for any reason Datek or any Stockholder shall have failed to perform its respective obligations under this Agreement, then the party hereto seeking to enforce this Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

         13. Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles which might result in the applications of the law of any other jurisdiction, except to the extent that the Delaware General Corporation Law applies as a result of Datek being a Delaware corporation.

         14. Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         15.   Additional Subject Shares. Notwithstanding the provisions of
Section 14, in the event that any Stockholder acquires any additional Securities, (i) such Stockholder shall promptly notify Datek in writing of such acquisition and (ii) such securities shall, without further action of the parties, be subject to the provisions of this Agreement, and Annex A will be deemed amended accordingly.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]




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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                     DATEK ONLINE HOLDINGS CORP.

                                     By: /s/ Edward J. Nicoll
                                        ----------------------------------------
                                         Name:  Edward J. Nicoll
                                         Title: Chairman & CEO



                               STOCKHOLDERS:

                                     /s/ J. Joe Ricketts
                                     -------------------------------------------
                                     J. Joe Ricketts

                                     /s/ Marlene M. Ricketts
                                     -------------------------------------------
                                     Marlene M. Ricketts


                                     MARLENE M. RICKETTS 1994
                                     DYNASTY TRUST

                                     By: /s/ J. Joe Ricketts
                                        ----------------------------------------
                                        J. Joe Ricketts, trustee


                                     J. JOE RICKETTS 1994 DYNASTY TRUST

                                     By: /s/ Marlene M. Ricketts
                                        ----------------------------------------
                                        Marlene M. Ricketts, trustee


                                     RICKETTS GRANDCHILDREN TRUST

                                     By: /s/ Marie T. Koley, P.T. Admin. Officer
                                        ----------------------------------------
                                        First National Bank of Omaha,
                                        trustee

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




                                     ANNEX A

                 Stockholders and Securities Beneficially Owned

---------------------------------------------------------------------------------------------------------------------
STOCKHOLDER NAME AND ADDRESS                                              SECURITIES BENEFICIALLY OWNED
                                                                              (IN NUMBER OF SHARES)

---------------------------------------------------------------------------------------------------------------------
J. Joe Ricketts(1)                                                          45,282,627 Class A Shares
c/o Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, Nebraska 68127

---------------------------------------------------------------------------------------------------------------------
J. Joe Ricketts, as trustee of the Marlene M. Ricketts                       8,186,112 Class B Shares
1994 Dynasty Trust
c/o Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, Nebraska 68127

---------------------------------------------------------------------------------------------------------------------
Marlene M. Ricketts(2)                                                      35,213,399 Class A Shares
c/o Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, Nebraska 68127

---------------------------------------------------------------------------------------------------------------------
Marlene M. Ricketts, as trustee of the J. Joe Ricketts                       8,186,688 Class B Shares
1994 Dynasty Trust
c/o Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, Nebraska 68127

---------------------------------------------------------------------------------------------------------------------
First National Bank of Omaha, as trustee of the Ricketts                    19,008,000 Class A Shares
Grandchildren Trust
c/o First National Bank of Omaha
First National Center, 16th and Dodge Streets
Omaha, Nebraska 68102

---------------------------------------------------------------------------------------------------------------------


(1) Class A Shares beneficially owned by Mr. Ricketts consist of 37,975,260 shares held by Mr. Ricketts individually in a brokerage margin account; 3,000,000 shares held jointly with Marlene M. Ricketts, his spouse, in a brokerage margin account; 1,434,467 shares owned by Mr. Ricketts but pledged as collateral; 1,500,000 shares held jointly with Marlene M. Ricketts but pledged as collateral; 332,352 shares held in the J. Ricketts IRA; 798 shares held in a 401(k)/profit sharing account; and 1,039,750 shares issuable upon the exercise of options exercisable within 60 days. Class A Shares beneficially owned by Mr. Ricketts do not include shares held by Mrs. Ricketts individually and disclosed in Note (2) below.

(2) Class A Shares beneficially owned by Mrs. Ricketts consist of 30,381,047 shares held by Mrs. Ricketts individually in a brokerage margin account; 3,000,000 shares held jointly with J. Joe Ricketts, her spouse, in a brokerage margin account; 1,500,000 shares held jointly with J. Joe Ricketts but pledged as collateral; and 332,352 shares held in the M. Ricketts IRA. Class A Shares beneficially owned by Mrs. Ricketts do not include shares held by Mr. Ricketts individually and disclosed in Note (1) above.


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




                                    EXHIBIT A

                         Registration Rights Term Sheet

























9